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                         SECURITIES AND EXCHANGE COMMISSION


                               Washington D.C. 20549

                                      Form 8-K

                       Pursuant to Section 12 or 15(d) of the
                        Securities and Exchange Act of 1934

             Date of Report (Date of earliest event reported): 06/25/97

                          FINANCIAL ASSET SECURITIES CORP

                (AS DEPOSITOR UNDER THE SALE AND SERVICING AGREEMENT
            DATED AS OF FEBRUARY 1, 1997, PROVIDING FOR THE ISSUANCE OF
                       CITYSCAPE HOME LOAN OWNER TRUST 1997-1
            HOME LOAN ASSET BACKED NOTES AND CERTIFICATES SERIES 1997-1)
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               (Exact name of registrant as specified in its charter)

          Delaware            333-21071-11          52-6837643
          --------            ------------          ----------
(State or Other Jurisdiction  (Commission       (I.R.S. Employer
       of Incorporation       File Number)    Identification Number)

                                 600 Steamboat Road
                           Greenwich, Connecticut  06830
                         ----------------------------------
                        (Address of Principal    (Zip Code)
                         Executive Offices)

         Registrant's telephone number, including area code: (203) 625-2700






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Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Not applicable
(b) Not applicable
(c) Exhibits:
     20.1  Cityscape Home Loan Asset Backed Notes and
           Certficates Series 1997-1
           Distribution Statement dated 06/25/97.

Signatures

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 13, 1997

FINANCIAL ASSET SECURITIES CORP by First Trust National Association, as Trustee for Cityscape Home Loan Owner Trust 1997-1, Home Loan
Asset Backed Notes And Certificates Series 1997-1.
By:    /s/ Lynn Steiner
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Name:    Lynn Steiner
Title:   Vice President
Company: First Trust National Association